Exhibit 99.2

NEED DESIGN FILES TO CHANGE COLOR

Alaska + Hawaiian UA WN AA DL AS+HA UA WN DL AA

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

▪ ▪ ▪ ▪ ▪

▪▪▪ ▪▪ ▪ ▪ ▪▪ ▪ ▪ ▪ ▪

▪▪▪▪ ▪ ▪▪▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪▪ ▪ ▪ ▪ ▪

▪▪▪▪ ▪ ▪▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

(3) (3)

Exhibit 99.2

ALASKA AIR GROUP
INVESTOR PRESENTATION

DECEMBER 3, 2023

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements subject to the safe harbor protection provided by the federal securities laws, including statements relating to the expected timing of the closing of the pending acquisition (the "Transaction") of Hawaiian Holdings Inc. ("Hawaiian Holdings") by Alaska Air Group, Inc. ("Alaska Air Group"); considerations taken into account by Alaska Air Group's and Hawaiian Holdings' Boards of Directors in approving the Transaction; and expectations for Alaska Air Group and Hawaiian Holdings following the closing of the Transaction. There can be no assurance that the Transaction will in fact be consummated. Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements include: the possibility that Hawaiian Holdings shareholders may not approve the adoption of the merger agreement; the risk that a condition to closing of the Transaction may not be satisfied (or waived); the ability of each party to consummate the Transaction; that either party may terminate the merger agreement or that the closing of the Transaction might be delayed or not occur at all; possible disruption related to the Transaction to Alaska Air Group's or Hawaiian Holding's current plans or operations, including through the loss of customers and employees; the diversion of management time and attention from ongoing business operations and opportunities; the response of competitors to the Transaction; a failure to (or delay in) receiving the required regulatory clearances for the Transaction; uncertainties regarding Alaska Air Group's ability to successfully integrate the operations of Hawaiian Holdings and Alaska Air Group and the time and cost to do so; the outcome of any legal proceedings that could be instituted against Hawaiian Holdings, Alaska Air Group or others relating to the Transaction; Alaska Air Group's ability to realize anticipated cost savings, synergies or growth from the Transaction in the timeframe expected or at all; legislative, regulatory and economic developments affecting the business of Alaska Air Group and Hawaiian Holdings; general economic conditions including those associated with pandemic recovery; the possibility and severity of catastrophic events, including but not limited to, pandemics, natural disasters, acts of terrorism or outbreak of war or hostilities; and other risks and uncertainties detailed in periodic reports that Alaska Air Group and Hawaiian Holdings file with the Securities and Exchange Commission ("SEC"). All forward-looking statements in this communication are based on information available to Alaska Air Group and Hawaiian Holdings as of the date of this communication. Alaska Air Group and Hawaiian Holdings each expressly disclaim any obligation to publicly update or revise the forward-looking statements, except as required by law.

ADDITIONAL DISCLAIMERS

Important Additional Information and Where to Find It

Hawaiian Holdings, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the Transaction. Hawaiian Holdings plans to file a proxy statement (the "Transaction Proxy Statement") with the SEC in connection with the solicitation of proxies to approve the Transaction.

Daniel W. Akins, Wendy A. Beck, Earl E. Fry, Lawrence S. Hershfield, C. Jayne Hrdlicka, Peter R. Ingram, Michael E. McNamara, Crystal K. Rose, Mark D. Schneider, Craig E. Vosburg, Duane E. Woerth and Richard N. Zwern, all of whom are members of Hawaiian Holdings' board of directors, and Shannon L. Okinaka, Hawaiian Holdings' chief financial officer, are participants in Hawaiian Holdings' solicitation. None of such participants owns in excess of one percent of Hawaiian Holdings' common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Please refer to the information relating to the foregoing (other than for Messrs. Akins and Woerth) under the caption "Security Ownership of Certain Beneficial Owners and Management" in Hawaiian Holdings' definitive proxy statement for its 2023 annual meeting of stockholders (the "2023 Proxy Statement"), which was filed with the SEC on April 5, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1172222/000117222223000022/ha-20230405.htm#i2d8a68908cc64c37bbeca80e509abb72_31. Since the filing of the 2023 Proxy Statement, (a) each director (other than Mr. Ingram) received a grant of 13,990 restricted stock units that will vest upon the earlier of (i) the day prior to Hawaiian Holdings' 2024 annual meeting of stockholders or (ii) a change in control of Hawaiian Holdings; (b) Mr. Ingram received a grant of 163,755 restricted stock units; and (c) Ms. Okinaka received a grant of 57,314 restricted stock units. In the Transaction, equity awards held by Mr. Ingram and Ms. Okinaka will be treated in accordance with their respective severance and change in control agreements. As of December 1, 2023, Mr. Ingram beneficially owns 340,964 shares and Ms. Okinaka beneficially owns 86,903 shares. The 2023 proxy statement, under the caption "Executive Compensation—Potential Payments Upon Termination or Change in Control," contains certain illustrative information on the payments that may be owed to Mr. Ingram and Ms. Okinaka in a change of control of Hawaiian Holdings. As of December 1, 2023, (a) Mr. Woerth beneficially owns 37,389 shares and (b) Mr. Akins beneficially owns no shares. Mr. Akins received a grant of 13,990 restricted stock units that will vest upon the earlier of (a) the day prior to Hawaiian Holdings' 2024 annual meeting of stockholders or (b) a change of control.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Hawaiian Holdings will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HAWAIIAN HOLDINGS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Hawaiian Holdings with the SEC in connection with the Transaction at the SEC's website (http://www.sec.gov). Copies of Hawaiian Holdings' definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Hawaiian Holdings with the SEC in connection with the Transaction will also be available, free of charge, at Hawaiian Holdings' investor relations website (https://newsroom.hawaiianairlines.com/investor-relations), or by writing to Hawaiian Holdings Inc., Attention: Investor Relations, P.O. Box 30008, Honolulu, HI 96820.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, including Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Earnings Per Share and Return on Invested Capital. See Appendix for reconciliations to the comparable GAAP financial measures. Quantitative reconciliations of forward-looking non-GAAP financial measures are not provided because such reconciliations are not available without unreasonable efforts. These non-GAAP financial measures are not calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing a company's financial condition or operating results. Therefore, these measures should not be considered as alternatives to financial measures under GAAP. In addition, these measures may not be comparable to similarly-titled measures used by other companies.

TODAY'S PRESENTERS



BEN MINICUCCI
President & Chief Executive Officer
Alaska Airlines



SHANE TACKETT
Executive Vice President,
Finance & Chief Financial Officer
Alaska Airlines



PETER INGRAM
President & Chief Executive Officer
Hawaiian Airlines

AGENDA

- TRANSACTION SUMMARY
- STRATEGIC RATIONALE
- VALUE CREATION
- COMMITMENT TO HAWAI‘I

COMBINING TWO CARRIERS WITH STRONG HISTORIES, CULTURES AND VALUES

90+ year legacies of service, including to air travel dependent communities

Longstanding commitment to customer service, hospitality, and best-in-class operations

Rooted in **local communities** and **local cultures**

Aligned values of **care, excellence, and service**

Investment in workforce, sustainability, and community

TRANSACTION OVERVIEW

FINANCIAL TERMS

- $18 per share all-cash paid to Hawaiian shareholders, representing transaction equity value of $1.0B
- Attractive transaction multiple of 0.7x revenue
- $235M of run-rate synergies
- Expect high single digit accretion to earnings within first two years and mid-teens ROIC by year three
- Transaction value of $1.9B, including $0.9B of Hawaiian's outstanding adjusted net debt (1)
- No financing contingency; finance with cash on hand and new debt

CLOSING CONSIDERATIONS

- Customary closing conditions, including regulatory clearance and Hawaiian shareholder approval
- Hawaiian shareholder vote expected in 1Q 2024
- Estimated close in 12–18 months

STAKEHOLDER COMMITMENTS

- Headquarters to remain in Seattle with significant presence maintained in Hawai'i
- Two brands maintained under one unified operating and loyalty platform
- Continued investment in local communities to build a vibrant future for Hawai'i

Source: Company filings.
(1) As of September 30, 2023.

COMPELLING TRANSACTION RATIONALE ACCELERATES EXISTING STRATEGY AND DRIVES VALUE CREATION

BETTER, BROADER NETWORK

Adds complementary routes, improving relevance and driving higher traffic through combined network and oneworld® alliance

LEADERSHIP IN PREMIUM MARKET

Becomes leader in $8B+ Hawai'i market, one of the most globally attractive leisure markets with a historical track record of profitability

ENHANCED MARGIN PROFILE

Addition of another hub in a top-25 U.S. market, where network density and economies of scale drive increased revenue potential

ROBUST FINANCIAL RETURNS

Delivers high-teens earnings accretion and mid-teens ROIC, supported by attractive valuation and $235M of identified synergy opportunities with further potential upside

IMPROVED CONSUMER CHOICE

Enhanced network utility, diversified product offering, and focus on high-quality service and operational performance creates a stronger competitor to network carriers

SHARED VALUES

Combines two companies with shared cultures, values, and approaches to service, with clear benefits for combined workforce and communities served

COMBINES TWO HIGHLY COMPLEMENTARY NETWORKS

Natural extension of Alaska network with < 3% overlap

~3x increase in unique destinations served outbound from Hawai'i [(1)]

~1,340 daily departures with a combined fleet of 365 aircraft

Access to 138 unique destinations in combined network, and 1,200+ globally through **one**world® alliance

GREATER CONNECTIVITY DRIVES MORE TRAFFIC THROUGH COMBINED NETWORK


oneworld
Alaska
HAWAIIAN AIRLINES.

Source: DiioMi.

(1) Non-stop and one-stop Hawai'i-originating flights to domestic and international destinations scheduled as of July 2023, where one-stop is defined as non-stop and single connections (maximum of 60 minutes). Excludes Alaska and Hawaiian codeshares.

ENHANCES OUR WEST COAST NETWORK WITH ANOTHER HUB IN A TOP-25 U.S. MARKET



SEA

Seat Share [1]: **58%**

Market Rank [2]: **#8**

Market Size [3]: **$7B+**

Market Position [1]: **#1**

+



HAWAI'I

Seat Share [1]: **51%**

Market Rank [2]: **#22**

Market Size [3]: **$8B+**

Market Position [1]: **#1**

Source: DiioMi, U.S. Department of Transportation, U.S. Federal Aviation Administration.

(1) Represents combined Alaska and Hawaiian domestic seat share for twelve months ended June 30, 2023.

(2) Top-25 U.S. markets by 2019 passenger enplanements. New York (NYC) defined as JFK + LGA; Chicago (CHI) defined as ORD + MDW; Washington D.C. (DC) defined as IAD + DCA; Hawai'i (HI) defined as HNL + OGG.

(3) Market size based on passenger revenue for twelve months ended June 30, 2023.

ADDS A LEADING POSITION IN THE HIGHLY ATTRACTIVE HAWAI‘I MARKET



TOP GLOBAL LEISURE DESTINATION
with $8B+ annual passenger revenue [1]

> 50+% HAWAI‘I MARKET SHARE
enables attractive hub economics

STRONG MIX OF INTERNATIONAL TRAVELERS
9M+ annual visitors by air and most popular outbound Japan leisure destination [2]

POWERFUL BRAND WITH LOYAL FOLLOWING
bringing award-winning loyalty benefits to 2M+ active loyalty members [3]

LONG HISTORY OF PROFITABLE PASSENGER AIRLINE OPERATIONS
mid-teens operating margins from 2010 to 2019

Source: Hawai'i Tourism Authority and JTB Tourism Research & Consulting Co Prospective Travel Trends in 2023 report.
(1) Represents passenger revenue for twelve months ended June 30, 2023.
(2) Based on survey conducted by JTB Tourism Research & Consulting Co ranking most popular outbound Japan leisure destination for overseas travel in 2023 and subsequent years.
(3) Active members defined as members with activity within trailing 24-month period.

EXPANDS CONSUMER CHOICE ACROSS HAWAI‘I AND WEST COAST

IMPROVED CONNECTIVITY FOR HAWAI‘I RESIDENTS

Unique Destinations Served Outbound from Hawai‘i (1)


87
30
57

INCREASED OPTIONS FOR WEST COAST TRAVELERS

Unique Routes Departing West Coast (2)


433

ENHANCED PREMIUM CABIN MIX

AIRCRAFT	PREMIUM SEAT %
787	38%
A330	31%
A321	32%
737	24%

ADDS 2 MILLION MORE PREMIUM SEATS TO NETWORK (3)

Source: DiioMi.

(1) Non-stop and one-stop Hawai‘i-originating flights to domestic and international destinations scheduled as of July 2023, where one-stop is defined as non-stop and single connections (maximum of 60 minutes). Excludes Alaska and Hawaiian codeshares.

(2) Non-stop U.S. West Coast-originating flights to unique North American destinations based on 2023 schedule as of twelve months ended July 31, 2023, excluding codeshares.

(3) Represents combined Alaska and Hawaiian premium seats based on fleet as of September 30, 2023, excluding 717 and E175 seats.

CREATES STRONGER COMPETITOR TO NETWORK CARRIERS

POWERFUL COMBINED PLATFORM

- HIGH-VALUE, LOW-FARE BRAND
- LONG-HAUL PREMIUM PRODUCT
- ONEWORLD ®
- CONNECTING THE HAWAIIAN ISLANDS
- CODESHARES
- CUSTOMER LOYALTY
- TOP-TIER OPERATIONAL PERFORMANCE

WITH AWARD-WINNING SERVICE

HAWAIIAN AIRLINES

TRAVEL+LEISURE	Sunset Travel Awards	Global Tastemakers (Food & Wine)	tripsavvy
BEST U.S. AIRLINES 2011 - 2023	BEST WAY TO TRAVEL THE WEST – AIRLINE 2022	BEST DOMESTIC AIRLINES FOR FOOD 2023	EDITOR'S CHOICE AWARD – INDUSTRY LEADER 2022

Alaska AIRLINES

Newsweek Best Customer Service 2023	APEX Passenger Choice Awards	KAYAK Best airline US & Canada	U.S. News Best Travel Rewards Airlines 2022-23
AMERICA'S BEST CUSTOMER SERVICE AWARD 2023	BEST MAJOR AIRLINE IN NORTH AMERICA PASSENGER CHOICE AWARDS 2022	#1 OVERALL AIRLINE IN NORTH AMERICA 2023	2023-24 BEST AIRLINE REWARDS PROGRAM

ALASKA + HAWAIIAN BY THE NUMBERS

	Alaska	HAWAIIAN AIRLINES	Combined
REVENUE	$10.4B	$2.8B	$13.1B (+27%)
2019 ADJ. EBITDAR (1)	$1.9B	$0.6B	$2.5B (+33%) *+$235M net synergies*
ASMS (2)	65.8B	20.0B	85.8B (+30%)
DAILY DEPARTURES	~1,100	~240	~1,340 (+22%)
PASSENGERS (2)	43.8M	10.9M	54.7M (+25%)
ACTIVE LOYALTY MEMBERS (3)	9.0M	2.2M	11.2M (+24%)
EMPLOYEES	~23,900	~7,360	~31,260 (+31%)
AIRCRAFT	303	62 (4)	365 (+20%)
AIRCRAFT ORDERS	98	21 (4)	119 (+21%)
AIRCRAFT OPTIONS	118	17	135 (+14%)

Source: Company filings, DiioMi, U.S. Department of Transportation, and company management.
Note: Figures may not tie due to rounding. As of twelve months ended September 30, 2023, unless otherwise specified.
(1) See Appendix for reconciliations of Alaska EBITDAR and Hawaiian Adjusted EBITDAR.
(2) As of August 31, 2023.
(3) Active members defined as members with activity within trailing 24-month period.
(4) Aircraft includes 1 leased A330-300F aircraft as of September 30, 2023. Aircraft orders includes 9 remaining A330-300F aircraft to be leased from Amazon.

ACQUIRING A CARRIER WITH A HISTORICAL TRACK RECORD OF PROFITABILITY AT AN ATTRACTIVE VALUATION

ADDS STRONG REVENUE BASE WITH PROFIT UPSIDE…

Hawaiian Historical Revenue and Adjusted EBITDAR [(1)] Margin



21%
2%
$2.8
$2.8
2019
LTM 9/30/2023
Domestic Revenue (USD in Billions)
Pacific Revenue (USD in Billions)
Adjusted EBITDAR Margin

…AT ATTRACTIVE TRANSACTION METRICS

Transaction Enterprise Value / Last Twelve Months Revenue



1.7x
0.7x
Industry Average (2)
LTM 9/30/2023 (3)

Source: Company filings, merger proxies.

(1) See Appendix for a reconciliation of Hawaiian Adjusted EBITDAR.

(2) Industry Average Transaction Enterprise Value multiples based on Revenue as of twelve months ended prior to announcement. Based on JetBlue / Spirit, Frontier / Spirit, Alaska / Virgin, Southwest / Air Tran, and Delta / Northwest.

(3) Transaction Enterprise Value / Revenue multiples based on Revenue of $2,778M for twelve months ended September 30, 2023.

GENERATING ROBUST FINANCIAL RETURNS WHILE MAINTAINING BALANCE SHEET STRENGTH

EXPECTED TO BE ACCRETIVE NEAR-TERM…

Adjusted Earnings Per Share (EPS) [(1)] Accretion (%)


+High Single Digit %
+High-Teens %
Within 2 Years
3+ Years
Adjusted EPS with Expected Synergy Phase-in (1)

Return on Invested Capital (ROIC) %


Mid-Teens %
High-Teens %
Long-Term ROIC with Synergies (2)
Transaction ROIC (3)

…WITH A RETURN TO TARGET LEVERAGE LEVELS WITHIN 24 MONTHS

Pro Forma Net Leverage [(4)] [(5)]


< 60%
< 50%
< 3.0x
< 2.0x
@ Close
Year 2
Adjusted Net Debt / LTM Adjusted EBITDAR (4)
Adjusted Debt / Capitalization (5)

Source: Company filings, management estimates.

(1) Excludes one-time integration and transaction costs of $400 – $500M, and tax benefits from Net Operating Losses. Assumes $235M of net synergies phased-in 25% in 2025E, 50% in 2026E, 75% in 2027E and 100% 2028E onwards.

(2) Represents long-term Pro Forma ROIC in 2028E and beyond, assuming 100% phase-in of $235M of net synergies. ROIC defined as ((Pro Forma EBIT + pro forma Lease Interest @ 7.5%)*(1 -Tax Rate of 21%)) / (Average Book Equity + Average Long-Term Debt + Average Non-Current Operating Lease Liabilities).

(3) Represents Year 4 Transaction ROIC, assuming 100% phase-in of $235M of net synergies. ROIC defined as ((Hawaiian EBIT + Hawaiian Lease Interest @ 7.5%)* (1-Tax Rate of 21%)) / (Transaction Value).

(4) Adjusted Net Debt / Adjusted EBITDAR defined as (Total Debt + Operating Leases – Cash and Marketable Securities) / LTM Adjusted EBITDAR. Year 2 after close, represents 12 months ending December 31. See Appendix for reconciliations of LTM Adjusted EBITDAR.

(5) Adjusted Debt / Capitalization defined as (Total Debt + Operating Leases) / (Total Debt + Operating Leases + Shareholder Equity). Year 2 after close, represents 12 months ending December 31.

COMBINATION CREATES SUBSTANTIAL SYNERGY OPPORTUNITY

HIGH CONFIDENCE IN ABILITY TO REALIZE SYNERGIES

			Annual EBITDA Contribution
Revenue	Network	▪ New domestic pathways ▪ International connection growth ▪ Improved Neighbor Island proposition	~$110M
Revenue	Loyalty	▪ Improvement of co-brand card economics to Alaska levels	~$85M
Revenue	Cargo	▪ Expand beyond status quo	~$20M
Cost	SG&A	▪ Volume purchase benefits and eliminating duplication ▪ Net of ~$60M labor dis-synergies	~$20M

UPSIDE FROM OTHER OPPORTUNITIES

- Accelerated Asia-Pacific travel recovery
- Co-brand cardholder growth
- Increased network relevance in California
- Attract Neighbor Island connecting passengers
- Additional cargo service

TARGETING ANNUAL RUN-RATE SYNERGIES OF $235M | ONE-TIME INTEGRATION COSTS OF APPROXIMATELY $400-$500M

MOSTLY OWNED FLEET PROVIDES FLEXIBILITY AND NET EQUITY VALUE

40 OF 61 (1) OPERATING AIRCRAFT ARE OWNED

Current Hawaiian Fleet (1)


2
14
10
24
12
12
19
14
5
18
14
4
A330
717
A321
Leased
Owned
Unencumbered

...WITH ABILITY TO TAILOR FUTURE GROWTH

- A321neo fleet is young (4.8 years) and majority owned
- Leased A330s are up for renewal in near term, providing flexibility in widebody capacity
  - Potential to cross-fleet widebody aircraft on high-demand long-haul routes not currently served
- 717 fleet has nearly half its cycle time remaining, and could eventually be replaced by 737
- 26 unencumbered aircraft (43% of total fleet), including ten A321s and two A330s, valued at $560M

Source: Company filings.

(1) As of September 30, 2023, excludes one leased A330F.

COMMITTED TO THE FUTURE OF HAWAI‘I



EMPLOYEES

- Retain and grow union represented jobs in Hawai‘i
- Preserve pilot, flight attendant, and maintenance bases in HNL; airport operations and cargo throughout the state
- Local leadership & regional headquarters
- Competitive pay, benefits, career advancement opportunity, and geographic mobility
- Workforce development initiatives

AMERICA'S BEST LARGE EMPLOYERS Forbes 2022

THE BEST EMPLOYERS FOR WOMEN Forbes 2022

COMMUNITIES

- Combine and expand our two airlines' commitments, and work with local leaders to build a vibrant future for Hawai‘i
- Commitment to regenerative tourism
- Invest in expanding education and understanding of Hawaiian language and culture


Alaska
CARE

SUSTAINABILITY

- Carbon emissions reduction & path to net zero
- Development of locally-produced Sustainable Aviation Fuel (SAF)
- Reducing waste, expand recycling & renewable products
- Invest in supporting healthy ecosystems
- Local sourcing

NET ZERO BY 2040



CREATING VALUE FOR ALL STAKEHOLDERS

OUR PEOPLE

Respect retained role as top local employer, sustain and grow local union-represented jobs in Hawai'i

Expand career opportunities and access to workforce development programs

Competitive pay and benefits

Stronger platform to compete and grow

OUR GUESTS

Sustains two highly-respected brands with expanded choice

138 direct destinations in combined network and 1,200+ globally through **oneworld**® alliance

Increases service and access for Hawai'i resident travelers; maintains robust Neighbor Island service; increases air cargo service

Diverse and complementary product offerings serves broad range of guests

Enhances loyalty program benefits

OUR OWNERS

Accretive to earnings and ROIC for Alaska shareholders while maintaining a strong balance sheet

Attractive valuation relative to precedent deals

Consistent with long-term strategy, value creation and financial objectives

Attractive premium for Hawaiian shareholders

OUR COMMUNITIES

Increased investment in a vibrant future for Hawai'i

Maintain strong local presence with key Honolulu hub, regional leadership, and headquarters

Commitment to regenerative tourism and investment in the perpetuation of Hawaiian language and culture

Environmental stewardship and sustainability


PROFITABLE
GROWTH

THANK YOU

APPENDIX

WHO IS ALASKA AIRLINES

OUR LEGACY

- Established in 1932
- HQ: Seattle, WA
- ~1,100 Average Daily Departures
- 5th largest airline
- 65.8B+ ASMs (1)
- 43.8M annual passengers (1)
- ~23,900 Employees
- Represented by ALPA, AFA, IAM, AMFA, and TWU

SERVICE & PRODUCTS

- Aircraft: 220 737, 83 E175
- Aircraft Orders: 89 737, 9 E175
- Cabin Products: First Class, Premium Class, and Coach
- Wholly-owned regional subsidiary Horizon Air
- 9.0M active loyalty members (2)
- **one**world® alliance member
- Cargo: freight and mail services to commercial business and USPS

WHERE WE FLY

- Hubs: SEA, PDX, ANC
- 125 destinations served, with 18 international destinations (3)
- Capacity (4) distributed across:
  - Transcon/Midcon: 43%
  - West Coast: 27%
  - HI: 13%
  - AK: 11%
  - Latin America: 6%

BUSINESS MIX

- Revenue by Source (4):
  - Passenger: 82%
  - Loyalty: 16% (5)
  - Cargo & Other: 3%
- Revenue by Segment (4):
  - Mainline: 82% Extensive service from West Coast (SEA, PDX, and Bay Area)
  - Regional / Horizon: 18% Largest regional airline in Pacific Northwest, primarily in WA, OR, ID and CA

Source: Company filings.
Note: Figures as of twelve months ended September 30, 2023, unless otherwise specified.
(1) Represents twelve months ended August 31, 2023.
(2) Active members defined as members with activity within trailing 24 month period.
(3) Per Company website.
(4) Represents twelve months ended December 31, 2022.
(5) Includes passenger revenues related to loyalty program.

WHO IS HAWAIIAN AIRLINES

OUR LEGACY

- Established in 1929
- HQ: Honolulu, HI
- ~240 Average Daily Departures
- Longest serving airline in HI
- 20.0B+ ASMs (1)
- 10.9M annual passengers (1)
- ~7,360 Employees
- Represented by ALPA, AFA, IAM, and TWU

SERVICE & PRODUCTS

- Aircraft: 24 A330, 18 A321, 19 717, 1 A330F
- Aircraft Orders: 12 787, 9 A330F
- Cabin Products: Premium Cabin, Extra Comfort, and Main Cabin
- 2.2M active loyalty members (2)
- Marketing alliances with 11 airlines globally
- Cargo: freight and mail services across network, capabilities expanding with Amazon ATSA operations

WHERE WE FLY

- Hubs: HNL, OGG
- 31 destinations served, with 11 international destinations (3)
- Capacity distributed across:
  - North America: service to Continental U.S.
  - Neighbor Island: service between Hawaiian Islands
  - Pacific: service to international destinations from HI

REVENUE MIX

- Revenue by Source (4):
  - Passenger: 81%
  - Loyalty: 12% (5)
  - Cargo & Other: 7%
- Revenue by Segment (6):
  - North America: 54%
  - Neighbor Island: 19%
  - Pacific: 27%

Source: Company filings.
Note: Figures as of twelve months ended September 30, 2023, unless otherwise specified.
(1) Represents twelve months ended August 31, 2023.
(2) Active members defined as members with activity within trailing 24 month period.
(3) Per company website.
(4) Represents twelve months ended December 31, 2022.
(5) Includes passenger revenues related to loyalty program.
(6) Represents twelve months ended December 31, 2019.

VALUATION IS VERY ATTRACTIVE RELATIVE TO RECENT AIRLINE TRANSACTIONS

ATTRACTIVE VALUATION ON REVENUE BASIS…

Transaction Enterprise Value / Last Twelve Months Revenue [1]



Average: 1.7x
0.7x
jetBlue
AirTran
nwa
LTM 9/30/2023 (2)

…AND EBITDAR BASIS

Transaction Enterprise Value / Last Twelve Months Adjusted EBITDAR [1]



Average: 7.4x
3.1x
jetBlue
(3)
AirTran
(3)
nwa
LTM 12/31/2019 (4)

Source: Company filings, merger proxies.

(1) Industry Average Transaction Enterprise Value multiples based on Revenue and Adjusted EBITDAR as of twelve months ended prior to announcement, unless otherwise noted.
(2) Revenue multiples based on Revenue of $2,778M for twelve months ended September 30, 2023.
(3) EBITDAR multiple based on 2019 Adjusted EBITDAR of $926M for twelve months ended December 31, 2019.
(4) EBITDAR multiples based on 2019 Adjusted EBITDAR of $604M for twelve months ended December 31, 2019. See Appendix for reconciliations of LTM EBITDAR.

Non-GAAP Reconciliations – Alaska

(in millions)	Twelve months ended December 31, 2019
GAAP Operating Income	$1,063
Adjusted for:	
Special items	44
Mark-to-market fuel hedge adjustments	(6)
Depreciation & amortization	423
Aircraft rent	331
EBITDAR	**$1,855**

Source: Company filings.

Non-GAAP Reconciliations – Hawaiian

(in thousands)	Nine months ended September 30, 2023	Nine months ended September 30, 2022	Twelve months ended December 31, 2022	Twelve months ended December 31, 2019
Net Income (Loss) before Taxes	($200,812)	($230,931)	($293,849)	$304,996
Depreciation & amortization	100,775	102,435	136,169	158,906
Aircraft rent	80,827	77,987	103,846	118,904
Interest and amortization of debt	68,182	72,760	95,815	27,864
EBITDAR, as reported	**48,972**	**22,251**	**41,981**	**610,670**
Adjusted for:				
CBA related expense	17,727	4,678	4,678	-
Contract termination amortization	(24,085)	-	-	-
Special items	-	6,303	18,803	-
Gain on sale of commercial real estate	(10,179)	-	-	-
Interest income on tax refund	(4,672)	-	-	-
Gain on sale of aircraft	392	(2,578)	(2,578)	(1,948)
Changes in fair value of fuel derivative instruments	(2,548)	1,063	2,640	(5,694)
Loss on extinguishment of debt	-	8,568	8,568	-
Unrealized loss (gain) on foreign debt	(18,791)	(41,697)	(26,196)	696
Unrealized loss on investment securities	3,149	22,839	24,949	-
Adjusted EBITDAR	**$9,965**	**$21,427**	**$72,845**	**$603,724**

Source: Company filings.